                                                                    EXHIBIT 1




                              LA QUINTA INNS, INC.

                                  $300,000,000

                               Medium-Term Notes

                   Due More Than 9 Months From Date of Issue

                             DISTRIBUTION AGREEMENT



                                                                 October 7, 1997


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

NationsBanc Montgomery Securities, Inc.
100 North Tryon Street
Charlotte, North Carolina

Dear Sirs and Mesdames:


         La Quinta Inns, Inc., a Texas corporation (the "COMPANY"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $300,000,000 aggregate initial offering price of its medium-term notes due more than 9 months from date of issue (the "NOTES"). The Notes will be issued under an Indenture dated as of September 15, 1995 (the "INDENTURE") between the Company and U.S. Trust Company of Texas, N.A., as Trustee (the "TRUSTEE"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

         Subject to (i) reservation by the Company of the right to sell and to accept offers to purchase the Notes directly to or from investors on its own behalf and (ii) Section 14, the Company hereby appoints Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), Goldman. Sachs & Co. ("GOLDMAN") and NationsBanc

Montgomery Securities, Inc. ("NATIONSBANC") (each individually, an "AGENT" and collectively, the "AGENTS") as its agents for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to a Terms Agreement relating to such sale (a "TERMS AGREEMENT") in accordance with the provisions of Section 2(b) hereof.

         1. Registration and Prospectus. The Company has filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3 under the Act (File No. 333-33789), including a prospectus relating to the offer and sale of $300,000,000 aggregate principal amount of the Company's debt securities (including the Notes), which registration statement has been declared effective and copies of which have been heretofore delivered to you. Such registration statement in the form in which it was declared effective (including all financial schedules and exhibits and including all documents incorporated or deemed to be incorporated by reference therein through the date hereof), is hereinafter referred to as the "REGISTRATION STATEMENT." The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b) of the Act, supplements to the prospectus relating to the Registration Statement that will describe certain terms of the Notes. The term "BASIC PROSPECTUS" as used in this Agreement means the prospectus dated August 25, 1997 relating to the Registration Statement. The term "PROSPECTUS" means the Basic Prospectus together with the prospectus supplement or supplements (each a "PROSPECTUS SUPPLEMENT") specifically relating to the Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT"), that, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "INCORPORATED DOCUMENTS" means, at any time, the documents that at such time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto.



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         2.      Solicitations as Agent; Purchases as Principal.

         (a) Solicitations as Agent. In connection with an Agent's actions as agent hereunder, such Agent agrees to use its reasonable best efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

         The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 7(a), 7(b) and 7(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

         The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such Note:

                    Term                                Commission Rate
                    ----                                ---------------
         From 9 months to less than 1 year                   .125%
         From 1 year to less than 18 months                  .150%
         From 18 months to less than 2 years                 .200%
         From 2 years to less than 3 years                   .250%
         From 3 years to less than 4 years                   .350%
         From 4 years to less than 5 years                   .450%
         From 5 years to less than 6 years                   .500%
         From 6 years to less than 7 years                   .550%
         From 7 years to less than 10 years                  .600%
         From 10 years to less than 15 years                 .625%
         From 15 years to less than 20 years                 .700%
         From 20 years to less than 30 years                 .750%
         From 30 years and beyond                       To be negotiated





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
         Each Agent is authorized to solicit offers to purchase the Notes only in the principal amounts of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer to purchase Notes, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

         (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement may be in the form of Exhibit A hereto or may take the form of an exchange of any form of written telecommunication between such Agent and the Company.

         An Agent's commitment to purchase Notes as principal, pursuant to a Terms Agreement, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 6 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

         Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent as principal, whether pursuant to a Terms Agreement or otherwise, is referred to herein as a "SETTLEMENT DATE".

         (c) Administrative Procedures. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the "ADMINISTRATIVE PROCEDURES"), as amended from time to time. The





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
Administrative Procedures may be amended only by written agreement of the Company and the Agents.

         (d) Delivery. The documents required to be delivered by Section 6 of this Agreement as a condition precedent to the Agents' obligations to begin soliciting offers to purchase Notes as agents of the Company shall be delivered at the office of Davis Polk & Wardwell, counsel for the Agents, not later than 5:00 p.m., New York time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "COMMENCEMENT DATE".

         (e) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

         3. Agreements of the Company. The Company agrees with each Agent that:

         (a) The Company shall advise the Agents promptly (i) if and when any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes) is filed and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission that relate to the Registration Statement or any request by the Commission for an amendment of or a supplement to the Registration Statement or the Basic Prospectus or for additional information and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of receipt by the Company of notice of the suspension of qualification of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company shall not file any amendment or supplement to the Registration Statement or make any amendment or supplement to the Basic Prospectus, of which the Agents shall not previously have been advised and provided a copy prior to the filing thereof and to which the Agents shall reasonably object in writing, provided that (i) the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

         (c) The Company shall expeditiously furnish to each Agent, without charge, a signed copy of the Registration Statement, including exhibits and amendments and as many copies of the Prospectus (and of any amendment or supplement to the Prospectus and documents incorporated by reference) as each Agent may reasonably request.

         (d) At any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, if any event occurs as a result of which it becomes necessary, in the judgment of the Company or in the reasonable opinion of counsel for the Agents, to amend or supplement the Prospectus (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act or any other law, the Company shall promptly notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and, subject to the provisions of subsection (b) above, file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances under which they were made, be misleading, and the Prospectus, as so amended or supplemented, will comply with the Act or such other law, and shall expeditiously furnish to the Agents without charge such number of copies thereof as the Agents may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (g) below and Sections 7(a), 7(b) and 7(c) in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment





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
or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this
Section 3(d), until the distribution of any Notes an Agent may own as principal has been completed, if any event described above in this paragraph (d) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an appropriate amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, reasonably satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to paragraph (g) below and Sections 7(a), 7(b) and 7(c) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

         (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for so long as the Agents shall reasonably request; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or to take any action which would subject it to general service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

         (f) The Company shall make generally available to its security holders as soon as reasonably practicable a combined earnings statement covering a period of at least 12 months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement with respect to each sale of Notes (but in no event later than 90 days after such date) that shall satisfy the provisions of Section 11(a) of the Act.

         (g) The Company shall furnish without charge to each Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as such Agent may from time to time reasonably request.

         (h) Between the date of any Terms Agreement by an Agent and the Settlement Date with respect to such Terms Agreement, the Company shall not, without the prior written consent of such Agent, which shall not be unreasonably withheld, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Notes (other than (i) the Notes to be sold pursuant to such Terms Agreement,

(ii) Notes previously agreed to be sold by the Company and (iii) commercial paper and short-term bank loans issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

         (i) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

         4. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent as principal, pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

         (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

         (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. (i) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
(iii) the Prospectus and any supplement or amendment thereto do not and will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that (1) this representation and warranty does not apply (A) to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by or on behalf of any Agent through any Agent expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee (the "FORM T-1") and (2) the representations and warranties set forth in clauses (i) and (iii) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

         (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) All of the Company's subsidiaries (collectively, the "SUBSIDIARIES") as of the most recent year-end are listed in an exhibit to the Company's most recent Annual Report on Form 10-K (the "FORM 10-K"), which is incorporated by reference into the Registration Statement. The Company and each of the Subsidiaries that is a "significant subsidiary" (as defined in Regulation S-X under the Act) (collectively, the "SIGNIFICANT SUBSIDIARIES") has been duly organized, is validly existing (if applicable, as a corporation in good standing) under the laws of its jurisdiction of organization and has full corporate (or partnership) power and authority to carry on its business as it is currently being conducted (and, in the case of the Company, to execute, deliver and perform this Agreement) and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect, singly or in the aggregate, on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (e) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Significant Subsidiary have been duly authorized and validly issued, and certain shares of capital stock of each Significant Subsidiary are owned, directly or through Subsidiaries, by the Company as set forth in the Incorporated Documents. All such shares or other ownership interests in each Significant Subsidiary are fully paid and nonassessable, and are free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "LIEN"), except for Liens that are in the aggregate immaterial to the business of the Company and the Subsidiaries, taken as a whole.

         (f) Neither the Company nor any of the Significant Subsidiaries is in violation of or in default in the performance of any of their respective charters or bylaws (or partnership agreements, as the case may be) or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (g)(x) As of the Commencement Date, this Agreement has been duly authorized by all necessary corporate action of the Company and has been duly and validly executed and delivered, and (y) as of the date of any Terms Agreement and Settlement Date, each of this Agreement and any applicable Terms Agreement has been duly authorized by all necessary corporate action of the Company and has been duly and validly executed and delivered by the Company.

         (h) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company in accordance with its terms. The Indenture conforms in all material respects to the descriptions thereof in the Prospectus. Assuming the due execution and delivery thereof by the Trustee, the Indenture is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that a waiver of rights under any usury laws may be unenforceable and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity).

         (i)(x) With respect to the representation made as of any date other than a date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent as principal pursuant to a Terms Agreement) or a date on which the Company issues and delivers Notes, the forms of Notes have been duly authorized by the Company and, when the terms of a particular Note and its issuance and sale have been duly established in conformity with the Indenture, and when such Note has been duly executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof in accordance with this Agreement or any applicable Terms Agreement, such Note will conform in all material respects to the descriptions thereof in the Prospectus and will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms and entitled to the benefits of the Indenture, except to the extent that a waiver of rights under any usury laws may be unenforceable and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity) and (y) with respect to the representations made as of a date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent as principal pursuant to a Terms Agreement) and as of a date on which the Company issues and deliver Notes, the Notes have been duly authorized by the Company and when such Notes have been duly executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof in accordance with the applicable Terms Agreement, such Notes will conform in all material respects to the descriptions thereof in the Prospectus and will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that a waiver of rights under any usury laws may be unenforceable and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity).

         (j) The execution and delivery of this Agreement, any applicable Terms Agreement, the Indenture and the Notes by the Company and the performance of this Agreement, the Indenture and the Notes (i) does not require any consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Notes under the Act and the Trust Indenture Act and compliance with the state securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, any of the respective charters or bylaws (or partnership agreements, as the case may be) of the Company or any of the Significant Subsidiaries or any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust or other material contract, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any of the Significant Subsidiaries was or is a party or by which any of them is bound or (solely with respect to actions by the Company or the Significant Subsidiaries) violate any applicable federal, state or local law, rule, administrative regulation or ordinance or administrative or court decree, any of the foregoing of which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (k) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against the Company or any of the Significant Subsidiaries that is required to be disclosed in the Registration Statement or the Prospectus, or that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely to affect the performance of the Company's obligations pursuant to this Agreement, any applicable Terms Agreement, the Indenture or the Notes and, to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No action has been taken with respect to the Company or any of the Significant Subsidiaries, and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that suspends the effectiveness of the Registration Statement or suspends the sale of the Notes in any jurisdiction referred to in Section 3(e) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Significant Subsidiaries that suspends the effectiveness of the Registration Statement or suspends the sale of the Notes in any jurisdiction referred to in Section 3(e) hereof; other than the litigation matters or proceedings described in the Form 10-K under the caption "Item 3. Legal Proceedings" and in Part II of the Company's Form 10-Q, if any, filed since the Form 10-K, under the caption "Item 1. Legal Proceedings", no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official (domestic or foreign), is pending against or, to the best of the Company's knowledge, threatened against, the Company or any of the Significant Subsidiaries that, if adversely determined, could, singly or in the aggregate, reasonably be expected in any manner to invalidate this Agreement, any applicable Terms Agreement, the Indenture or the Notes; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to or incorporated by reference in the Registration Statement is not so described or filed or incorporated by reference as required.

         (l) The firm of accountants that has certified or shall certify the applicable combined financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, as required by the Act and the Exchange Act. The combined financial statements, together with related notes, included or incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act and the Exchange Act and fairly present, in all material respects, the financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles in the United States of America consistently applied throughout such periods, except as disclosed in the notes to such financial statements; and the other financial and statistical information and the supporting schedules included or incorporated by reference in the Prospectus and in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

         (m) Except as disclosed in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Significant Subsidiaries has incurred any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business that is material to the Company and the Subsidiaries, taken as a whole, (ii) there has been no decision or judgment in the nature of litigation adverse to the Company or any of the Significant Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, and (iii) there has been no material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole (any of the above, a "MATERIAL ADVERSE CHANGE").

         (n) The Company and each of the Significant Subsidiaries possess such licenses, certificates, authorizations, approvals, franchises, trademarks, service marks, trade names, permits and other rights issued by local, state, federal or foreign regulatory agencies or bodies as are necessary to conduct the businesses now conducted by them and the lack of which could reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, and neither the Company nor any of the Significant Subsidiaries has, to the best of the Company's knowledge, received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, franchise, trademark, service mark, trade name, permit or right that, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

         (o) Except as disclosed in the Prospectus or except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) to the best of the Company's knowledge, neither the Company nor the Subsidiaries is in violation of any federal, state or local law or regulation relating to pollution or protection of public health or welfare or the environment, including, without limitation, the storage, handling, transportation, emissions, discharges, releases or threatened releases of pollutants, contaminates, hazardous or toxic materials, substances or wastes, or petroleum or petroleum products ("ENVIRONMENTAL LAWS"), (b) the Company and each of the Subsidiaries have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and the Company and each of the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval and (c) neither the Company nor, to the best of the Company's knowledge, any of the Subsidiaries, has received any notice or communication from any governmental agency or any written notice from any other person regarding violation of or liability under Environmental Laws and (d) there is no pending action or proceeding, or to the best of the Company's knowledge, pending or threatened claim or investigation against the Company or any of the Subsidiaries regarding violation of or liability under Environmental Laws.

         (p) To the best of the Company's knowledge, (i) each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, in fee simple in the case of real property (other than in the case of certain buildings the land under which is leased to the Company pursuant to long-term leases that are valid, subsisting and enforceable against the Company), free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and (ii) all the property described in the Registration Statement and the Prospectus as being held under lease by each of the Company and the Significant Subsidiaries is held by it under valid, subsisting and enforceable leases, except (with respect to any matter specified in clause (i) or (ii) above) such as would not, singly or in the aggregate, have a Material Adverse Effect.

         (q) The Company has complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

         Notwithstanding the foregoing, the representations and warranties set forth in Section 4(b)(i) and (iii), (i) (except as to the authorization of the Notes) and (j), when made as of the Commencement Date, with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

         5.      Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Agent furnished in writing to the Company by such Agent expressly for use therein, provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes concerned, if
(a) a prospectus relating to such Notes was required to be delivered by such Agent under the Act in connection with such purchase, (b) any such loss, claim, damage or liability of such Agent results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Notes to such person, a copy of the Prospectus and (c) the Company had previously furnished copies of the Prospectus to such Agent and delivery of such Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

         (b) If any action, suit or proceeding shall be brought against any Agent or any person controlling any Agent in respect of which indemnity may be sought against the Company, such Agent or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "INDEMNIFYING PARTIES"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Agent or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Agent or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Agent or such controlling person and the indemnifying parties and such Agent or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential conflicting interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Agent or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Agents and controlling persons, which firm shall be designated in writing by Morgan Stanley or, if Morgan Stanley is not an indemnified party, by the Agents that are indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Agent, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Agent, but only with respect to information relating to such Agent furnished in writing by such Agent expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Agent pursuant to this subsection (c), such Agent shall have the rights and duties given to the indemnifying parties by subsection (b) above (except that if the Company shall have assumed the defense thereof such Agent shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Agent's expense), and the Company, its directors, any such officer and any such controlling person shall have the rights and duties given to the Agents by subsection (b) above. The foregoing indemnity agreement shall be in addition to any liability that any Agent may otherwise have.

         (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under subsection (a) or (c) above in respect of any losses, claims, damages, liabilities or expenses referred to therein, in connection with any offering of Notes, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total commissions received by each Agent in connection with the offering of such Notes. The relative fault of the Company on the one hand and the Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Agents on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 5 shall be several (in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

         (e) The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 5, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in subsection (d) above that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Agent or any person controlling any Agent, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Agent or any person controlling any Agent, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

         6. Conditions of the Obligations of the Agents. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

         (a) Prior to such solicitation or purchase, as the case may be:

                 (i) (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Agent, threatened by the Commission, and (B) any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to the relevant Agent's satisfaction.

                 (ii) There shall not have occurred (A) any downgrading or any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, (B) any change in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the relevant Agent's reasonable opinion, is material and adverse and that makes it, in the reasonable judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented.

                 (iii) (A) Trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall not have been suspended or materially limited, (B) trading in any securities of the Company on any exchange or in any over-the- counter market shall not have been suspended, (C) a general moratorium on commercial banking activities in New York or Texas shall not have been declared by either federal or state authorities, or (D) there shall not have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, that in the reasonable judgment of the relevant Agent, is material and adverse and in the case of any of the events in (A), (B), (C) or (D), such event, singly or together with any other such event, makes it, in the reasonable judgment of the relevant Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made.

         (I) except, in each case described in paragraph (ii) or (iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent in writing before the offer to purchase such Notes was made or
(II) unless in each case described in (iii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

         (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received:

                 (i) The opinion, dated as of such date, of Latham & Watkins, counsel for the Company to the effect that:

                          (A)(x) with respect to the opinion dated as of the
                 Commencement Date, assuming that the forms of Notes have been duly authorized by the Company, when the terms of a particular Note and its issuance and sale have been duly established in conformity with the Indenture, and when such Note has been duly executed by the Company and the Trustee and completed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement or any applicable Terms Agreement, such Note will be entitled to the benefit of the Indenture and will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought and (y) with respect to the opinion dated as of the Settlement Date, assuming that the Notes have been duly authorized by the Company, when such Notes have been duly executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the purchasers thereof in accordance with the applicable Terms Agreement, such Note will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought;

                          (B) the Indenture, assuming due authorization,
                 execution and delivery thereof by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought;

                          (C) the forms of Notes (in the case of the opinion
                 dated as of the Commencement Date) or the Notes (in the case of the opinion dated as of the Settlement Date) and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the headings "Description of Debt Securities" and "Description of Notes";

                          (D) The Registration Statement and all post-effective
                 amendments, if any, have become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) or Rule 434 under the Act has been made in the manner and within the time period required by Rule 424(b) under the Act; the Indenture has been duly qualified under the Trust Indenture Act;

                          (E) To the best of such counsel's knowledge, no
                 consent, approval, authorization or order of, or filing with, any federal or New York court or governmental agency or body is required to be obtained or made by the Company for (x) the execution and delivery of this Agreement (in the case of the opinion dated as of the Commencement Date) or (y) the consummation of the sale of the Notes by the Company pursuant to the applicable Terms Agreement (in the case of the opinion dated as of the Settlement Date), except (A) such as have been obtained under the Act and the Trust Indenture Act and (B) such as may be required under the state securities laws, Blue Sky laws or real estate syndication laws in connection with the purchase and sale of the Notes;

                          (F) The Registration Statement and the Prospectus, as
                 then supplemented or amended, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel need express no opinion with respect to (1) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (2) the Form T-1. In passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made and incorporated by reference therein are correct and complete;

                          (G) (x) The execution and the delivery of this
                 Agreement (in the case of the opinion dated as of the Commencement Date) or (y) the purchase of the Notes by the Agents and the sale of the Notes by the Company pursuant to the terms of the applicable Terms Agreement (in the case of the opinion dated as of the Settlement Date) will not result in the breach of or a default under those agreements identified to such counsel by an officer of the Company as material to the Company;

                          (H) The statements set forth in the Prospectus
                 Supplement under the headings "Plan of Distribution" (but only with respect to the first paragraph (excluding the last sentence therein), the third paragraph and the fourth paragraph) and "Certain U.S. Federal Income Tax Considerations" and in the Basic Prospectus under the heading "Plan of Distribution" (but only with respect to the third and fourth paragraphs), insofar as such statements constitute a summary of legal matters, are accurate in all material respects.

         Such opinion may be limited to the internal laws of the State of New York and the federal laws of the United States. Such counsel may rely as to factual matters on certificates of officers of the Company and of state officials, in which case their opinion shall state that they are so doing. Such opinion also shall take further exceptions that shall be reasonably acceptable to the relevant Agents.

                 In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Agents and their counsel, at which the contents of the

         Registration Statement and Prospectus and any amendments or supplements thereto, if any, and related matters were discussed and, although such counsel need not pass upon and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus or any amendments or supplements thereto, if any, and such counsel may state that they have made no independent check or verification thereof, during the course of such participation, (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable, and including the Incorporated Documents), at the time such Registration Statement or any post-effective amendment became effective and on the date such opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the Incorporated Documents) as amended or supplemented, as of its date and as of the date such opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to (i) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (ii) the Form T-1.

                 (ii) The opinion, dated as of such date, of John F. Schmutz, Esq., Vice President and General Counsel of the Company, to the effect that:

                          (A) To the best of such counsel's knowledge, no
                 authorization, approval, consent or order of, or registration or filing with, any court or governmental authority or agency is required to be obtained or made by the Company for (x) execution and delivery of this Agreement (in the case of the opinion dated as of the Commencement Date) or (y) the consummation of the sale of the Notes by the Company pursuant to the applicable Terms Agreement (in the case of the opinion dated as of the Settlement Date), except (1) such as have been obtained under the Act and the Trust Indenture Act and (2) such as may be required under the state securities, Blue Sky laws or real estate syndication laws or regulations of any jurisdiction in the United States in connection with the sale of the Notes;

                          (B) (1) The Company has corporate power and authority
                 to enter into this Agreement, any applicable Terms Agreement, the

                 Indenture and the Notes and (2) each of this Agreement, any applicable Terms Agreement, the Indenture and the forms of Notes (in the case of the opinion dated as of the Commencement
                 Date) or the Notes (in the case of the opinion dated as of the Settlement Date) has been duly authorized by all necessary corporate action by the Company, and each of this Agreement and the Indenture has been duly executed and delivered by the Company;

                          (C) (x) The execution and the delivery of this
                 Agreement (in the case of the opinion dated as of the Commencement Date) or (y) the purchase of the Notes by the Agents and the sale of the Notes by the Company pursuant to the terms of the applicable Terms Agreement (in the case of the opinion dated as of the Settlement Date) will not conflict with or constitute a breach of or a default under the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Significant Subsidiaries or the terms of any material agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or to which any of the properties of the Company or any of the Significant Subsidiaries is subject, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries, or result in any violation of any statute, rule or regulation applicable to the Company or, to the best of such counsel's knowledge, any judgment, injunction, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Significant Subsidiaries or any of their respective properties;

                          (D) Each of the Company and, to the best of such
                 counsel's knowledge, the Significant Subsidiaries that is a corporation has been duly incorporated and is validly existing and is a corporation in good standing under the laws of its jurisdiction of its incorporation, and each of the Company and, to the best of such counsel's knowledge, the Significant Subsidiaries has the corporate (or partnership) power and authority and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which such qualification is required wherein it owns or leases material property or conducts business, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect;

                          (E) To the best of such counsel's knowledge (1) there
                 are no franchises, contracts, indentures, mortgages, leases, loan agreements, notes or other agreements or instruments to which the Company or any Significant Subsidiary is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to or incorporated by reference in the Registration Statement other than those described therein or filed or incorporated by reference as exhibits thereto and (2) the statements in the Form 10-K under the caption "Item 3. Legal Proceedings" and in Part II of the Company's Form 10-Q, if any, filed since the Form 10-K, under the caption "Item 1. Legal Proceedings", in each case insofar as they relate to statements of law or legal conclusions, are accurate in all material respects;

                          (F) The Company and the Significant Subsidiaries own
                 all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Significant Subsidiaries with respect to the foregoing;

                          (G) To the best of such counsel's knowledge, there is
                 no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Significant Subsidiaries or any of their respective properties of a character required to be disclosed in the Registration Statement and the Prospectus that is not adequately so disclosed;

                          (H) At the time it became effective and on the date
                 such opinion is delivered, the Registration Statement (except for (1) financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included or incorporated therein or omitted therefrom and (2) the Form T-1, as to which no opinion need be expressed) and the Prospectus complied and complies as to form in all material respects with the applicable requirements of the Act; and each of the Incorporated Documents (except for financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included therein or omitted therefrom, as to which no opinion need be expressed) complies as to form in all material respects with the Exchange Act;

                          (I) The statements in the Registration Statement and
                 the Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown; and

                          (J) Neither the Company nor any of the Subsidiaries
                 is an "investment company" required to be registered under
                 Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or an entity "controlled by an investment company" required to be registered under Section 8 of the Investment Company Act.

                 Such opinion may be limited to the internal laws of the State of Texas and the federal laws of the United States. Such opinion shall take further exceptions that shall be reasonably acceptable to the relevant Agents.

                 In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Agents and their counsel, at which the contents of the Registration Statement and Prospectus and any amendments or supplements thereto (including the Incorporated Documents) and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus or any amendments or supplements thereto, on the basis of the foregoing, relying as to the factual matters underlying the determination of materiality to a large extent upon the statements of officers and other representatives of the Company, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable, and including the Incorporated Documents), at the time such Registration Statement or any post-effective amendment became effective and on the date such opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, as amended or supplemented, as of its date and as of the date such opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to (i) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (ii) the Form T-1.

                 (iii) The opinion, dated as of such date, of Davis Polk & Wardwell, counsel for the Agents, with respect to the matters referred to in clauses (i)(A), (i)(B), (i)(C), (i)(F) and (i)(H) (but only with respect to the statements set forth in the Prospectus under the heading "Plan of Distribution") and in the last paragraph of (i) above and such other related matters as the relevant Agents may request.

Notwithstanding the foregoing, the opinions described in clauses (i)(A),
(i)(C), (i)(E), (i)(F), (i)(G), (ii)(A), (ii)(C), (ii)(H), (ii)(I) and the last paragraphs in (i) and (ii) above, when contained in an opinion delivered on the Commencement Date or pursuant to Section 7(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

         (c) On the Commencement Date and, if called for by any agreement by an Agent to purchase Notes as principal, on the corresponding Settlement Date, KPMG Peat Marwick LLP, independent certified public accountants, or any other independent certified public accountants shall have furnished to the relevant Agents a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, substantially in the forms approved by such Agents.

         (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated such Commencement Date or Settlement Date, as the case may be, signed by an executive officer of the Company reasonably acceptable to the relevant Agents to the effect set forth in subparagraph
(a)(ii)(A) above and to the effect that (i) the representations and warranties of the Company contained herein are true and correct as of such date and (ii) the Company has not failed on or prior to such date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder on or prior to such date.

         (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the relevant Agents and their counsel.

         Any certificate or document signed by any officer of the Company and delivered to the relevant Agents, or to counsel for the relevant Agents, shall be deemed a representation and warranty by the Company to each relevant Agent as to the statements made therein.

         7.      Additional Agreements of the Company.

         (a)(i) Each time the Registration Statement or Prospectus is amended or supplemented (other than by (x) an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial or (y) an amendment or supplement through the filing of a Form 8-K), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in
Section 6(d) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate and (ii) each time the Registration Statement or Prospectus is amended or supplemented by an amendment or supplement through the filing of a Form 8-K relating to a change the Agents deem to be material, upon request of any Agent in writing, the Company will deliver or cause to be delivered forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificate referred to in
Section 6(d) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

         (b)     Each time the Company furnishes a certificate pursuant to
Section 7(a), the Company will furnish or cause to be furnished forthwith to each Agent written opinions of (i) general counsel of the Company and (ii) upon request of any Agent in writing, Latham & Watkins, or any other counsel reasonably satisfactory to the Agents. Any such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinions referred to in Section 6(b)(i) and 6(b)(ii), as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

         (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 6(c), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

         8. Position of the Agents. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

         9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the registration or qualification of the Notes for offer and sale under the state securities or Blue Sky laws of the several states as provided herein (including the reasonable fees, expenses and disbursements of counsel for the Company relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification);
(vi) the filing fees and the fees and expenses of counsel for the Agents in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Trustee and its counsel; (ix) any fees charged by rating agencies for the rating of the Notes;
(x) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder; and (xi) any reasonable out-of-pocket expenses incurred by the Agent; provided that any advertising expenses (including tombstones) incurred by the Agents shall have been approved by the Company and that the Agents are solely responsible for their road show expenses.

         10. Termination. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a),
Section 2(e), the last sentence of Section 3(d) and Sections 3(f), 5, 8, 9, 11(b), 12(a) and 13 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(b), 3(e), 3(g), 3(h), 3(i), 6 and 7 shall also survive until such delivery has been made.

         11.     Notices; Successors.

         (a) Except as otherwise provided in this Agreement, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Weston Centre, 112 E. Pecan Street, P.O. Box 2636, San Antonio, Texas 78299-2636, Attention:
John F. Schmutz, Esq., Vice President and General Counsel (Fax no.: (210) 302-
6016); (ii) if to Morgan Stanley, at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager-

Continuously Offered Products (Fax no.: (212) 761-0780), with a copy to Morgan Stanley, at 1585 Broadway, 34th Floor, New York, New York 10036, Attention:
Peter Cooper, Investment Banking Information Center (Fax no.: (212) 761-0260);
(iii) if to Goldman, at 85 Broad Street, New York, New York 10004, Attention:
Money Market Originations Department (Fax no.: (212) 902-0683); or (iv) if to NationsBanc, at NC1-007-07-01, 100 N. Tryon Street, Charlotte, NC 28255,
Attention: Medium-Term Notes, Lynn McConnell, Tel. no.: (704) 386-6616, Fax no.: (704) 388-9939.

         (b) Each of this Agreement and any applicable Terms Agreement has been and is made solely for the benefit of the Agents, the Company, its directors and officers and the other controlling persons referred to in Section 5 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Agent of any of the Notes in his status as such purchaser.

         12. Applicable Law; Counterparts. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         (b) This Agreement may be signed in various counterparts that together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         13. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any termination of this Agreement or any such Terms Agreement, any investigation made by or on behalf of an Agent or the Company or any of the officers, directors or controlling persons referred to in Section 5 and delivery of and payment for the Notes.

         14. Amendments. (a) This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may, from time to time, upon prior notice (which may be oral if promptly confirmed in writing) to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other

Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

         (b) The Company may, from time to time, upon prior notice (which notice may be oral if promptly confirmed in writing) to the Agents but without the consent of any Agent, enter into one or more additional agreements for distribution of the Notes with one or more firms registered under the Exchange Act; provided, however that any such agreement entered into pursuant to this subparagraph (b) shall include (i) terms and conditions substantially similar to those contained in this Agreement and (ii) commission rates identical to those contained in section 2(a) of this Agreement.

         15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.


                                           Very truly yours,

                                           LA QUINTA INNS, INC.



                                           By:  /s/ GARY L. MEAD
                                              ---------------------------------
                                             Name:   Gary L. Mead
                                             Title:  President and Chief
                                                     Executive Officer


The foregoing Agreement
is hereby confirmed
and accepted as of the
date first above written.

MORGAN STANLEY & CO. INCORPORATED


By:  /s/ HAROLD J. HENDERSHOT, III
   ---------------------------------
    Name:  Harold J. Hendershot, III
    Title: Vice President

GOLDMAN, SACHS & CO.


By:  /s/ GOLDMAN, SACHS & CO.
   --------------------------------
     (Goldman, Sachs & Co.)

NATIONSBANC MONTGOMERY
 SECURITIES, INC.


By:  /s/ LYNN MCCONNELL
   --------------------------------
         Name:   Lynn McConnell
         Title:  Director

                                                                       EXHIBIT A


                              LA QUINTA INNS, INC.

                               MEDIUM-TERM NOTES

                                TERMS AGREEMENT

                                                          [Date]

La Quinta Inns, Inc.
Weston Centre
112 East Pecan Street
Post Office Box 2636
San Antonio, Texas 78299-2636

Attention: John F. Schmutz, Esq.
 Vice President and General Counsel

Re:      Distribution Agreement dated October 7, 1997
         (the "DISTRIBUTION AGREEMENT")

         [We agree to purchase your Medium-Term Notes having the following terms:](1)

         [We agree to purchase, severally and not jointly, the principal amount of Notes set forth below opposite our names:

                                                             Principal Amount
         Name                                                    of Notes
         ----                                                ----------------
Morgan Stanley & Co.
 Incorporated

Goldman, Sachs & Co.

NationsBanc Montgomery Securities, Inc.
                                           Total . . . . . . $
                                                             -----------------





-------------------

         (1) Use this if the transaction is not syndicated.

         The Notes shall have the following terms:](2)

All Notes:                        Fixed Rate Notes:         Floating Rate Notes:
---------                         ----------------          -------------------

Principal amount:                 Interest Rate:            Base rate:

Purchase price:                   Applicability             Index maturity:
                                  of modified
Price to public:                  payment upon              Spread:
                                  acceleration:
Settlement date                                             Spread multiplier:
and time:                         If yes, state
                                  issue price:              Alternate rate
Place of                                                    event spread:
delivery:                         Amortization
                                  schedule:                 Initial interest
Specified                                                   rate:
currency:
                                                            Initial interest
Maturity date:                                              reset date:

Initial accrual                                             Interest reset
period OID:                                                 dates:

Total amount                                                Interest reset
of OID:                                                     period:

Original yield                                              Maximum interest
to maturity:                                                rate:

Optional repayment                                          Minimum interest
date(s):                                                    rate:

Optional redemption                                         Interest payment
date(s):                                                    period:

Initial redemption                                          Interest payment
date:                                                       dates:

Initial redemption                                          Calculation agent:
percentage:


-------------------
         (2) Use this if the transaction is syndicated.

Annual redemption
percentage
decrease:

Other terms:

                 The provisions of Sections 2(b), 2(c), 3, 4, 5, 6, 7, 11, 12(a) and 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                 [If on the Settlement Date any one or more of the Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as _______________may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes that any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to _____________ and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either _____________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.(3)

                 This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 5, 9, 11(b), 12(a) and 13 of the Distribution Agreement shall survive for the purposes of this Agreement.

                 The following information, opinions, certificates, letters and documents referred to in Section 6 of the Distribution Agreement will be required:
                     --------------------


                                           Very truly yours,


                                           [MORGAN STANLEY & CO.
                                            INCORPORATED]


                                           By:
                                              ---------------------------------
                                            Name:
                                            Title:

                                           [GOLDMAN, SACHS & CO.]


                                           By:
                                              ---------------------------------
                                            Name:
                                            Title

                                           [NATIONSBANC MONTGOMERY
                                            SECURITIES, INC.]


                                           By:
                                              ---------------------------------
                                            Name:
                                            Title:




-------------------

         (3) Delete if the transaction is not syndicated.

Accepted:

LA QUINTA INNS, INC.


By:
   --------------------------
    Name:
    Title:

                                                                       EXHIBIT B


                              LA QUINTA INNS, INC.

                               MEDIUM-TERM NOTES

                           ADMINISTRATIVE PROCEDURES

                           -------------------------


         Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes (the "NOTES"), on a continuous basis by La Quinta Inns, Inc. (the "COMPANY") pursuant to the Distribution Agreement, dated as of October 7, 1997 (the "DISTRIBUTION AGREEMENT") among the Company and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and NationsBanc Montgomery Securities, Inc. (the "AGENTS"). The Notes will be issued under an Indenture dated as of September 15, 1995 (the "INDENTURE") between the Company and U.S. Trust Company of Texas, N.A., as trustee (the "TRUSTEE"). In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, pursuant to a terms agreement (a "TERMS AGREEMENT"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

         The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "BOOK-ENTRY NOTE") or a certificate delivered to the holder thereof or a person designated by such holder (a "CERTIFICATED NOTE"). Except as set forth in the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

         Book-Entry Notes, which will be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC'S operating procedures. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any prospectus supplement relating to the Notes shall be used herein as therein defined.

         The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

         In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Bringdown Letter of Representation from the Company and the Trustee to DTC, dated as of October 7, 1997, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of February 2, 1993 (the "MTN CERTIFICATE AGREEMENT"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                 On any date of settlement (as defined under
                          "SETTLEMENT" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "GLOBAL
                          SECURITY") representing up to U.S. $300,000,000 principal amount of all such Notes that have the same
                          Original Issue Date, Maturity Date and other terms.
                          Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each
                          Global Security will bear an "Interest Accrual Date," which will be (i) with respect to an original Global
                          Security (or any portion thereof), its original issuance date and (ii) with respect to any Global
                          Security (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor
                          Global Security (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global
                          Security. Book-Entry Notes
                          will be payable only in U.S. dollars. No Global
                          Security will represent any Certificated Note.

Denominations:            Book-Entry Notes will be issued in principal amounts
                          of U.S. $1,000 or any amount in excess thereof that is an integral multiple of U.S. $1,000. Global Securities will be denominated in principal amounts not in excess of U.S. $300,000,000.

Preparation               If any offer to purchase a Book-Entry Note is accepted
of Pricing                by or on behalf of the Company, the Company
Supplement:               will prepare a pricing supplement (a "PRICING
                          SUPPLEMENT") reflecting the terms of such Note. The
                          Company (i) will arrange to file a copy of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and (ii) will, as soon as possible and in any event not later than 11:00 A.M., New York City time, on the Business Day immediately following the applicable trade date, deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall request, at the following address:

                          If to Morgan Stanley:
                          Morgan Stanley & Co. Incorporated
                          1585 Broadway, 2nd Floor
                          New York, NY 10036
                          Attention: Medium-Term Note Trading Desk,
                                     Carlos Cabrera
                          Tel: (212) 761-2000
                          Fax: (212) 761-8846

                          If to Goldman:
                          Goldman, Sachs & Co.
                          85 Broad Street, 26th Floor
                          New York, NY 10004
                          Attention: Medium-Term Note Trading,
                                     Karen Robertson
                          Fax: (212) 902-0658

                          If to NationsBanc:

                          NationsBanc Montgomery Securities, Inc.
                          NC1-007-0701
                          100 N. Tryon Street
                          Charlotte, NC 28255
                          Attention: Medium-Term Notes,
                                     Lynn McConnell
                          Tel: (704) 386-6616
                          Fax: (704) 388-9939

                          In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:               The receipt by the Company of immediately available
                          funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All offers accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next
                          Business Day.

Settlement                Settlement Procedures with regard to each Book-Entry
Procedures:               Note sold by the Company to or through an Agent
                          (unless otherwise specified pursuant to a Terms
                          Agreement) shall be as follows:

                          A. The relevant Agent will advise the Company by telephone that such Note is a Book-Entry Note and of the following settlement information:

                                  1.       Principal amount.

                                  2.       Maturity Date.

                                  3.       In the case of a Fixed Book-Entry
                                           Note, the Interest Rate, whether such
                                           Note will pay interest annually or
                                           semiannually and whether such Note is
                                           an Amortizing Note, and, if so, the
                                           amortization schedule, or, in the
                                           case of a Floating Rate Book-Entry
                                           Note, the Initial Interest Rate (if
                                           known at such time), Interest Payment
                                           Date(s), Interest Payment Period,
                                           Calculation Agent, Base Rate, Index
                                           Maturity, Interest Reset Period,
                                           Initial Interest Reset Date, Interest
                                           Reset Dates, Spread or Spread
                                           Multiplier (if any), Minimum Interest
                                           Rate (if any), Maximum Interest Rate
                                           (if any) and the Alternate Rate Event
                                           Spread (if any).

                                  4.       Redemption or repayment provisions
                                           (if any).

                                  5.       Settlement date and time (Original
                                           Issue Date).

                                  6.       Interest Accrual Date.

                                  7.       Price.

                                  8.       Agent's commission (if any)
                                           determined as provided in the
                                           Distribution Agreement.

                                  9. Whether the Note is an Original Issue Discount Note (an "OID NOTE"), and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and, if so, the Issue Price).

                                  10. Whether the Note is an Indexed Note, and if it is an Indexed Note, the Indexed Currency or Currencies, the Payment Currency, the Exchange Rate Agent, the Reference Dealers, the Face Amount, the Fixed

                                           Amount of each Indexed Currency and
                                           the Aggregate Fixed Amount of each
                                           Indexed Currency.

                                  11. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date.

                                  12. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                                  13. Whether the Company has the option to reset the Interest Rate, the Spread or the Spread Multiplier of the Note.

                                  14.      Any other applicable terms.

                          B. The Company will advise the Trustee by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The Trustee will then assign a CUSIP number to the Global Security representing such Note and will notify the Company and the relevant Agent of such CUSIP number by telephone as soon as practicable.

                          C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant Agent and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.:

                                  1.       The information set forth in
                                           Settlement Procedure "A".

                                  2. The Initial Interest Payment Date for such Note, the number of days by which such date succeeds the related DTC Record Date (which in the case of Floating Rate Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Record Date as defined in the Note) and, if known, the amount of interest payable on such Initial Interest Payment Date.

                                  3.       The CUSIP number of the Global
                                           Security representing such Note.

                                  4.       Whether such Global Security will
                                           represent any other Book-Entry Note
                                           (to the extent known at such time).

                                  5.       Whether such Note is an Amortizing
                                           Note (by an appropriate notation in
                                           the comments field of DTC's
                                           Participant Terminal System).

                                  6. The number of participant accounts to be maintained by DTC on behalf of the relevant Agent and the Trustee.

                          D. The Trustee will complete and authenticate the Global Security representing such Note.

                          E. DTC will credit such Note to the Trustee's participant account at DTC.

                          F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the relevant Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission (if any). The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the MTN Certificate Agreement.

                          G. Unless the relevant Agent is the end purchaser of such Note, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                          H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                          I. The Trustee will credit to the account of the Company maintained at NationsBanc of Texas, N.A., or such other account as the Company shall have specified to such Agent and the Trustee in immediately available funds the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                          J. Unless the relevant Agent is the end purchaser of such Note, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                          K. Monthly, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee that have not yet been settled.

Settlement                For sales by the Company of Book-Entry Notes to or
Procedures                through an Agent (unless otherwise specified
Timetable:                pursuant to a Terms Agreement) for settlement on the
                          first Business Day after the sale date, Settlement
                          Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times in New York City set forth below:


                          Settlement
                          Procedure                  Time
                          ---------                  ----
                           A               11:00 A.M. on sale date
                           B               12:00 Noon on sale date
                           C               2:00 P.M. on sale date
                           D               9:00 A.M. on settlement date
                           E               10:00 A.M. on settlement date
                          F-G              2:00 P.M. on settlement date
                           H               4:45 P.M. on settlement date
                          I-J              5:00 P.M. on settlement date


                          If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the first Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                          If settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee, after receiving notice from the Company or the relevant Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure                   If the Trustee fails to enter an SDFS deliver order to
Settle:                   with respect to a Book-Entry Note pursuant to
                          Settlement Procedure "F", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing
                          DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global
                          Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                          Security, the Trustee will mark such Global Security
                          "cancelled," make appropriate entries in the Trustee's records and send such cancelled Global
                          Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with the procedures of the CUSIP Service Bureau of Standard &
                          Poor's Corporation, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global
                          Security and shall bear the CUSIP number of the surrendered Global Security.

                          If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                          Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                          In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.


PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

         The Trustee will serve as Registrar in connection with the Certificated Notes.

Issuance:                 Each Certificated Note will be dated and issued as of
                          the date of its authentication by the Trustee. Each
                          Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original
                          Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note
                          (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the original issuance date of the predecessor Certificated
                          Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Preparation               If any offer to purchase a Certificated Note is
Pricing                   accepted by or on behalf of the Company, the Company
Supplement:               will prepare a Pricing Supplement reflecting the
                          terms of such Note. The Company (i) will arrange to file a copy of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and (ii) will, as soon as possible and in any event not later than 11:00 A.M., New York City time, on the Business Day immediately following the applicable trade date, deliver the number of copies of such Pricing
                          Supplement to the relevant Agent as such Agent shall request at the following addresses:

                          If to Morgan Stanley:

                          Morgan Stanley & Co. Incorporated
                          1585 Broadway, 2nd Floor
                          New York, NY 10036
                          Attention: Medium-Term Note
                                     Trading Desk,
                                     Carlos Cabrera
                                     Tel: (212) 761-2000
                                     Fax: (212) 761-8846

                          If to Goldman:

                          Goldman, Sachs & Co.
                          85 Broad Street, 26th Floor
                          New York, NY 10004
                          Attention: Medium-Term Note
                                     Trading,
                                     Karen Robertson
                                     Fax: (212) 902-0658

                          If to NationsBanc:

                          NationsBanc Montgomery Securities, Inc.
                          NC1-007-0701
                          100 N. Tryon Street
                          Charlotte, NC 28255
                          Attention: Medium-Term Notes,
                                     Lynn McConnell
                                     Tel: (704) 386-6616
                                     Fax: (704) 388-9939

                          In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:               The receipt by the Company of immediately available
                          funds in exchange for an authenticated Certificated
                          Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All offers accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another date, which date shall be no earlier than the next Business Day.

Settlement                Settlement Procedures with regard to each Certificated
Procedures:               Note sold by the Company to or through an Agent
                          (unless otherwise specified pursuant to a Terms
                          Agreement) shall be as follows:

                          A. The relevant Agent will advise the Company by telephone that such Note is a Certificated Note and of the following settlement information:

                                  1.       Name in which such Note is to be
                                           registered ("REGISTERED OWNER").

                                  2.       Address of the Registered Owner and
                                           address for payment of principal and
                                           interest.

                                  3. Taxpayer identification number of the Registered Owner (if available).

                                  4.       Principal amount.

                                  5.       Maturity Date.

                                  6.       In the case of a Fixed Rate
                                           Certificated Note, the Interest Rate,
                                           whether such Note will pay interest
                                           annually or semiannually and whether
                                           such Note is an Amortizing Note and,
                                           if so, the amortization schedule, or,
                                           in the case of a Floating Rate
                                           Certificated Note, the Initial
                                           Interest Rate (if known at such
                                           time), Interest Payment Date(s),
                                           Interest Payment Period, Calculation
                                           Agent, Base Rate, Index Maturity,
                                           Interest Reset Period, Initial
                                           Interest Reset Date, Interest Reset
                                           Dates, Spread or Spread Multiplier
                                           (if

                                           any), Minimum Interest Rate (if any),
                                           Maximum Interest Rate (if any) and
                                           the Alternate Rate Event Spread (if
                                           any).

                                  7.       Redemption or repayment provisions
                                           (if any).

                                  8.       Settlement date and time (Original
                                           Issue Date).

                                  9.       Interest Accrual Date.

                                  10.      Price.

                                  11.      Agent's commission (if any)
                                           determined as provided in the
                                           Distribution Agreement.

                                  12.      Denominations.

                                  13. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and if so, the Issue Price).

                                  14. Whether the Note is an Indexed Note, and if it is an Indexed Note, the Indexed Currency or Currencies, the Payment Currency, the Exchange Rate Agent, the Reference Dealers, the Face Amount, the Fixed Amount of each Indexed Currency and the Aggregate Fixed Amount of each Indexed
                                           Currency.

                                  15. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date.

                                  16. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                                  17. Whether the Company has the option to reset the Interest Rate, the Spread or the Spread Multiplier of the Note.

                                  18.      Any other applicable terms.

                          B. The Company will advise the Trustee by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above.

                          C. The Company will have delivered to the Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the
                                  Trustee:

                                  1        Note with customer confirmation.

                                  2.       Stub One - For the Trustee.

                                  3.       Stub Two - For the relevant Agent.

                                  4.       Stub Three - For the Company.

                          D. The Trustee will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent at the following address:

                                  If to Morgan Stanley:

                                  Bank of New York
                                  Dealer Clearance Department
                                  1 Wall Street
                                  3rd Floor, Window 3B
                                  New York NY 10005
                                  Attention: For the account of
                                             Morgan Stanley & Co. Incorporated

                                  If to Goldman:

                                  Goldman, Sachs & Co.
                                  85 Broad Street, 6th Floor
                                  New York, NY 10004
                                  Attention: Corporate Bond Operations
                                  Tel: (212) 902-5836

                                  If to NationsBanc:

                                  NationsBanc Montgomery Securities, Inc.
                                  NC1-007-0701
                                  100 N. Tryon Street
                                  Charlotte, NC 28255
                                  Attention: Medium-Term Notes,
                                             Lynn McConnell
                                  Tel: (704) 386-6616
                                  Fax: (704) 388-9939

                                  Such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by such Agent for payment to the account of the Company at NationsBanc of Texas, N.A., or to such other account as the Company shall have specified to such Agent and the Trustee, in immediately available funds, of an amount equal to the price of such Note less such Agent's commission (if any). In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                          E. Unless the relevant Agent is the end purchaser of such Note, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                          F. The Trustee will send Stub Three to the Company by first-class mail. Monthly, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee that have not yet been settled.

Settlement                For sales by the Company of Certificated Notes to or
Procedures                through an Agent (unless otherwise specified pursuant
Timetable:                to a Terms Agreement), Settlement Procedures "A"
                          through "F" set forth above shall be completed on or before the respective times in New York City set forth below:


                          Settlement
                          Procedure                Time
                          ----------               ----
                           A               2:00 P.M. on day before settlement
                                           date
                           B               3:00 P.M. on day before settlement
                                           date
                           C-D             2:15 P.M. on settlement date
                           E               3:00 P.M. on settlement date
                           F               5:00 P.M. on settlement date


Failure                   If a purchaser fails to accept delivery of and make
to Settle:                payment for any Certificated Note, the relevant Agent
                          will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the price of such Note less such Agent's commission in respect of such Note (if any). Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled," make appropriate entries in the Trustee's records and send such Note to the Company.





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